UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2010

PACIFIC BLUE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-1145876	20-8766002
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1016 W. University Ave. Suite 218 Flagstaff, AZ 86001
(Address of principal executive offices)
(602) 910-2114
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Private Placement

On May 1, 2010, Pacific Blue Energy Corp., a Nevada corporation, (the "Company" or the "Registrant") opened a non-brokered private placement of 3,000,000 shares of the Company's common stock at $1.00 per share (the “Private Placement”). The Private Placement had a minimum subscription amount of 20,000 shares, or $20,000. The Private Placement Subscription Agreement contained standard representations, warranties and covenants, a copy of which is attached hereto as Exhibit 10.1.

The Private Placement was to remain open until the earlier of (i) June 30, 2010 or (ii) the sale of 3,000,000 shares, unless extended by the Company. The Company extended the offering until August 4, 2010.

The common stock sold through the Private Placement has not and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement under the Securities Act. This Current Report is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

On August 4, 2010, the Registrant accepted $260,000 from Seacrest Ventures Ltd. in exchange for 260,000 shares of the Registrant’s common stock, par value $0.001, per the terms of the attached Subscription Agreement. Following receipt of these funds, the Company has now received total gross proceeds of $2,000,000.

As of August 4, 2010, the Private Placement Offering has been closed.

The above description of the Subscription Agreement is intended as a summary only and which is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Subscription Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 3.02

Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Exemption From Registration. The shares of Common Stock referenced herein are intended to be issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 7.01.

Regulation FD Disclosure.

On July 21, 2010, the Registrant issued a press release announcing that it has entered into an agreement for the acquisition of 100 acres in Gila Bend, Arizona. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On July 28, 2010, the Registrant issued a press release announcing it is preparing to begin the permitting process for 100 acres in Gila Bend, Arizona. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On August 5, 2010, the Registrant issued a press release announcing the closing of a non-brokered private placement of 2 million common shares at a price of $1.00 per share, for gross proceeds of $2,000,000. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1 99.1 99.2 99.3	Form of Subscription Agreement. Press Release dated July 21, 2010 Press Release dated July 28, 2010 Press Release dated August 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC BLUE ENERGY CORP.

Dated: August 5, 2010	By:	/s/ Joel Franklin
Joel Franklin
Chief Executive Officer

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